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                                                               Exhibit 10.25

                   SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

      THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this "Amendment") dated as of December 2, 2003, is entered into among NORDSTROM PRIVATE LABEL RECEIVABLES LLC (the "Transferor"), NORDSTROM, FSB (the "Servicer"), FALCON ASSET SECURITIZATION CORPORATION (the "Conduit Purchaser"), BANK ONE, NA (MAIN OFFICE CHICAGO), as agent (in such capacity, the "Agent") and as committed purchaser (in such capacity, the "Committed Purchaser ").

                                   BACKGROUND

      1. The Transferor, Servicer, Conduit Purchaser, Agent and Committed Purchaser are parties to the Note Purchase Agreement dated as of December 4, 2001 (as amended through the date hereof, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

      SECTION 2. Amendment of Definition of Purchase Expiration Date. The definition of the term "Purchase Expiration Date" contained in Section 1 of the Agreement is hereby amended by deleting the reference to "December 2, 2003" where it appears in such definition and substituting therefor the date "February 29, 2004,".

      SECTION 3. Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, and all such counterparts shall when taken together constitute but one and the same Amendment.

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        NORDSTROM PRIVATE LABEL
                                        RECEIVABLES LLC,
                                        as Transferor

                                        By:    /s/ Marc A. Anacker
                                               ---------------------------------
                                        Name:  Marc A. Anacker
                                        Title: Treasurer



                                        NORDSTROM FSB
                                        as Servicer

                                        By:    /s/ Kevin T. Knight
                                               ---------------------------------
                                        Name:  Kevin T. Knight
                                        Title: Chairman/CEO


                                                             Second Amendment to
                                                         Note Purchase Agreement


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                                        FALCON ASSET SECURITIZATION
                                         CORPORATION
                                          as Conduit Purchaser

                                        By:     /s/ William Hendricks
                                                --------------------------------
                                         Name:  William Hendricks
                                         Title: Authorized Signatory



                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as Agent

                                        By:     /s/ William Hendricks
                                                --------------------------------
                                         Name:  William Hendricks
                                         Title: Director, Capital Markets



                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as a Committed Purchaser

                                        By:     /s/ William Hendricks
                                                --------------------------------
                                         Name:  William Hendricks
                                         Title: Director, Capital Markets
                                         Purchaser Percentage: 100%


                                                             Second Amendment to
                                                         Note Purchase Agreement


                                      S-2